THE MAINSTAY GROUP OF FUNDS

MainStay High Yield Opportunities Fund

Supplement dated May 26, 2010 (“Supplement”)
to the Prospectus dated February 26, 2010, as supplemented

This Supplement updates certain information contained in the Prospectus for the MainStay High Yield Opportunities Fund (the “Fund”).  You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the Fund’s website at mainstayinvestments.com/documents.  Please review this important information carefully.

Effective May 26, 2010, the third paragraph of “Recent Market Events Risk,” under the section entitled “Principal Risks,” is hereby deleted and replaced as follows:

As of December 31, 2009, the Fund had pledged approximately 22.20% of its net assets to cover its open short positions with LBIE. These pledged securities are held in an account with the Fund's custodian, State Street Bank and Trust Company, for the benefit of LBIE. To the extent that the Fund determines that these securities are illiquid, either due to the operational restraints discussed above or for any other reason, the Fund will not purchase additional illiquid securities until such time as the value of all portfolio securities deemed illiquid represent less than 15% the Fund's net assets, measured at the time of purchase.  However, the Fund may obtain illiquid securities as a result of a corporate action on an existing security held by the Fund, if the Fund's portfolio managers believe that holding such illiquid security is in the best interest of the Fund and its shareholders. The Fund may change any such determination at any time without notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.